================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. 1)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                          FIRST CAROLINA INVESTORS INC
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                         FIRST CAROLINA INVESTORS, INC.

                                 P.O. BOX 33607
                      CHARLOTTE, NORTH CAROLINA 28233-3607

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 25, 2001

                             ---------------------

TO THE SHAREHOLDERS:

     Notice is hereby given that the 2001 Annual Meeting of Shareholders (the "Meeting"), of First Carolina Investors, Inc. (the "Company"), will be held at the Quality Inn Hotel (Airport), 4217 Genesee Street, Buffalo, New York at 1:30 p.m., on July 25, 2001 for the following purposes:

     1. To elect six directors of the Company for the coming year.

     2. To consider and act on a proposal to approve the exercise by Messrs. H. Thomas Webb III and James E. Traynor of options to purchase the Company's common stock awarded to them in 1987 at exercise prices equal to the market value of the common stock at the date of grant and substantially below the current net asset value and market value of the common stock.

     3. To consider and act on a proposal to ratify the appointment by the Board of Directors of KPMG LLP as the Company's independent public accountants for the current year.

     4. To consider and act upon any other matters which may properly come before the Meeting.

     Only shareholders of record at the close of business on June 15, 2001 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                          By Order of the Board of Directors

                                          Cynthia J. Raby
                                          Assistant Secretary

Dated:              , 2001

                                                                          , 2001

                         FIRST CAROLINA INVESTORS, INC.

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 25, 2001

     This statement is furnished in connection with the solicitation by the Board of Directors of First Carolina Investors, Inc. (the "Company") of proxies to be used at the Annual Meeting of Shareholders of First Carolina Investors, Inc. (the "Meeting") to be held on July 25, 2001 at 1:30 p.m., and any adjournment thereof. The Meeting will be held at the Quality Inn Hotel (Airport), 4217 Genesee Street, Buffalo, New York.

     Certain financial statements of the Company and the related notes are contained in the Annual Report. UNDER SEPARATE COVER WE HAVE PROVIDED YOU WITH A COPY OF THE ANNUAL REPORT AND MOST RECENT SEMI-ANNUAL REPORT. IF YOU HAVE NOT RECEIVED THE REPORTS, A COPY WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON REQUEST DIRECTED TO THE SECRETARY, P.O. BOX 33607, CHARLOTTE, NORTH CAROLINA 28233-3607. SHAREHOLDERS MAY ALSO USE OUR TOLL-FREE NUMBER (1-877-373-6707) TO REQUEST THE REPORTS. This Proxy Statement and Form of Proxy
will first be sent to shareholders on or about             , 2001.

                VOTING, SOLICITATION AND REVOCABILITY OF PROXIES

     The only voting securities of the Company are shares of common stock having no par value of which 3,500,000 are authorized. The total number of shares issued as of May 30, 2001 was 915,662, of which the Company holds 1,900 shares as treasury stock, leaving 913,762 shares outstanding and entitled to vote at the Meeting. Shareholders of record on June 15, 2001 will be entitled to vote on the matters described herein.

     The enclosed proxy for the Meeting is being solicited by the directors of the Company. The proxy may be revoked by a stockholder at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a stockholder attending the Meeting, withdrawing such proxy and voting in person. Proxies relating to "street name" shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum, but will not be treated as shares having voted at the Meeting as to any proposal as to which the broker does not vote.

     The expense of solicitation of proxies will be borne by the Company. In addition to the use of mail, proxies may be solicited by the directors and their agents (who will receive no additional compensation therefore) by means of personal interview, telephone, facsimile or other electronic means. It is anticipated that banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward soliciting material to the shareholders and to obtain authorization for the execution of proxies. The Company may upon request reimburse banks, brokerage houses and other institutions, nominees or fiduciaries for their expenses in forwarding proxy materials to shareholders. The Company has retained MalCon Proxy Advisors to assist with the solicitation of proxies and will pay MalCon Proxy Advisors a fee of $2,750 plus reimbursement of out-of-pocket expenses for its services.

                             PRINCIPAL SHAREHOLDERS

     The following table shows the stock ownership as of May 30, 2001 of the shareholders who are known to the Company to be beneficial owners of more than five percent of the Company's common stock.

                      NAME AND ADDRESS                          AMOUNT AND NATURE OF       PERCENT
                    OF BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP     OF CLASS (1)
                    -------------------                         ---------------------    ------------
Brent D. Baird..............................................           558,232(2)           61.1%
Bruce C. Baird and 19 others
1350 One M&T Plaza
Buffalo, New York 14203


H. Thomas Webb III..........................................            47,500(3)            5.0%
Suite 410
1130 East Third Street
Charlotte, North Carolina 28204

---------------

(1) Based on the number of shares of common stock of the Company outstanding as of May 30, 2001 which was 913,762.
(2) Mr. Brent D. Baird and Mr. Bruce C. Baird disclaim beneficial ownership or interest in all but 452,160 and 535,504, respectively, of such shares. These shares are held in family trusts or custodianships and by their wives, relatives, entities owned and controlled by the Baird family and business associates.
(3) Includes 30,000 shares representing vested stock options. See "Proposal
    2 -- Incentive Stock Grant and Option Plan."

STOCK OWNERSHIP OF DIRECTORS, NOMINEES AND OFFICERS

     The following table represents the number of shares of common stock of the Company beneficially owned by the directors, nominees and officers of the Company as of May 30, 2001.

                NAME OF DIRECTOR OR NOMINEE                     SHARES OWNED    PERCENT OF CLASS (1)
                ---------------------------                     ------------    --------------------
Brent D. Baird..............................................       558,232(2)           61.1%
Bruce C. Baird..............................................       558,232(3)           61.1
Theodore E. Dann, Jr. ......................................           200                 *
Patrick W.E. Hodgson........................................         6,700                 *
James E. Traynor............................................        25,612(4)            2.8
H. Thomas Webb III..........................................        47,500(5)            5.0
All directors and officers as a group.......................       638,644              66.6

---------------

 * Less than one percent

(1) Based on the number of shares of common stock of the Company outstanding as of May 30, 2001, which was 913,762.
(2) Mr. Brent D. Baird disclaims beneficial ownership or interest in all but 452,160 of such shares. The remaining shares are held in family trusts or custodianships and by his wife, relatives, corporations and associated parties which have joined in filing a Schedule 13D pursuant to certain regulations of the Securities and Exchange Commission (Brent D. Baird and 19 others). However, the shareholders disclaim that they constitute a "group" as defined in the Securities and Exchange Act of 1934, as amended.
(3) Mr. Bruce C. Baird disclaims beneficial ownership or interest in all but 535,504 of such shares. The remaining shares are held in family trusts or custodianships and by his wife, relatives, corporations and associated parties which have joined in filing a Schedule 13D pursuant to certain regulations of the Securities and Exchange Commission (Bruce C. Baird and 19 others). However, the shareholders disclaim that they constitute a "group" as defined in the Securities and Exchange Act of 1934, as amended.
(4) Includes 15,000 shares representing vested options awarded under the Incentive Stock Grant and Option Plan, 212 shares owned by Mr. Traynor's daughter, and 2,400 shares owned by his wife. Mr. Traynor disclaims beneficial ownership with respect to the shares owned by his daughter and wife.
(5) Includes 30,000 shares representing vested options awarded under the Incentive Stock Grant and Option Plan.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

NOMINEES

     Six directors of the Company are to be elected to hold office until the next annual election and until their successors have been duly elected and qualified. Certain information with respect to the nominees for election as directors is set forth below. Should any one or more of the persons named be unable or unwilling to serve (which is not expected) the proxies will be voted for such other person or persons as the directors may recommend.

     Any shareholder is entitled to vote, in person or by proxy, the number of shares standing of record in the shareholder's name on the record date for as many persons as there are directors to be elected. Cumulative voting is not permitted. The affirmative vote of a majority of shares outstanding and entitled to vote is required to elect directors. The directors of the Company recommend a vote FOR the nominees listed below. Each of the following nominees was elected as a director at the 2000 Annual Meeting of Shareholders.

     The following information is presented with respect to those nominees who are considered "interested persons" of the Company within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended.

                                                                                                       OTHER
                                 POSITION(S)    TERM OF              PRINCIPAL                     DIRECTORSHIPS
                                    HELD       OFFICE AND          OCCUPATION(S)                  HELD BY DIRECTOR
                                    WITH       LENGTH OF           DURING PAST 5                   OR NOMINEE FOR
     NAME, ADDRESS AND AGE          FUND      TIME SERVED              YEARS                          DIRECTOR
     ---------------------       -----------  ------------  ----------------------------  --------------------------------
Brent D. Baird (1)(2), 62......  Chairman     Since         Mr. Baird is primarily a      M&T Bank Corporation
1350 One M&T Plaza               and          February 15,  private investor and a        Todd Shipyards Corporation
Buffalo, New York 14203          Director     1978          registered person with        Exolon-ESK Company (a
                                                            Trubee Collins & Co., Inc.,   manufacturer of abrasive
                                                            a member of the New York      grains)
                                                            Stock Exchange.               Merchants Group, Inc.
                                                                                          (provider of property and
                                                                                          casualty insurance)
                                                                                          Ecology and Environment,Inc.
                                                                                          Allied Healthcare Products, Inc.
                                                                                          First Union Real Estate Equity
                                                                                          and Mortgage Investments


Bruce C. Baird (2)(3), 55......  Vice-        Since June    Since 1975, Mr. Baird has     Belmont Management Co., Inc.
215 Broadway                     President,   19, 1991      been Chairman and owner of    (a real estate development and
Buffalo, New York 14204          Secretary,                 Belmont Management Co.,       management company)
                                 Treasurer                  Inc., a real estate
                                 and                        development and management
                                 Director                   company. Since 1985, Mr.
                                                            Baird has been President of
                                                            Belmont Contracting Co.,
                                                            Inc., a construction
                                                            company.


H. Thomas Webb III (4), 53.....  President    Since June    Mr. Webb is Senior Vice
Suite 410                        and          30, 1979      President of Crescent
1130 East Third Street           Director                   Resources, Inc. (land
Charlotte, North Carolina 28204                             development company).

---------------

(1) Mr. Brent Baird oversees the securities investments on behalf of the Company. As a member of the Company's management and a principal shareholder, Mr. Baird is an "interested person" as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended.
(2) Brent D. Baird and Bruce C. Baird are brothers. No other directors or officers are related.

(3) As a member of the Company's management and a principal shareholder, Mr. Baird is an "interested person" as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended.
(4) During 2000, Mr. Webb oversaw all of the real estate assets of the Company. As a member of the Company's management and a principal shareholder, Mr. Webb is an "interested person" as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended.

     The following information is presented with respect to those nominees who are not considered "interested persons" of the Company within the meaning of
Section 2(a)(19) of the Investment Company Act of 1940, as amended.

                                                                                                       OTHER
                                 POSITION(S)    TERM OF              PRINCIPAL                     DIRECTORSHIPS
                                    HELD       OFFICE AND          OCCUPATION(S)                  HELD BY DIRECTOR
                                    WITH       LENGTH OF           DURING PAST 5                   OR NOMINEE FOR
     NAME, ADDRESS AND AGE          FUND      TIME SERVED              YEARS                          DIRECTOR
     ---------------------       -----------  ------------  ----------------------------  --------------------------------
Theodore E. Dann, Jr., 48......  Director     Since         Since 1985 Mr. Dann has been  Ferro Alloys Services, Inc.
750 E. Ferry Street                           January 17,   Director, Vice President,     Exolon-ESK Company (a
Buffalo, New York 14211                       1995          Secretary, Treasurer and      manufacturer of abrasive
                                                            General Counsel for Ferro     grains)
                                                            Alloys Services, Inc. Mr.     Buffalo Technologies
                                                            Dann is also Chairman of the  Corporation (food products
                                                            Board of Exolon-ESK Company   machinery)
                                                            (a manufacturer of abrasive
                                                            grains). He is also
                                                            currently serving as
                                                            Chairman and Chief Executive
                                                            Officer of Buffalo
                                                            Technologies Corporation
                                                            (food products machinery).


Patrick W.E. Hodgson, 60.......  Director     Since June    Mr. Hodgson has been          Todd Shipyards Corporation M&T
60 Bedford Road                               17, 1992      Chairman of the Board of      Bank Corporation Exolon-ESK
Toronto, Ontario M5R 2K2                                    Todd Shipyards Corporation    Company (a
                                                            since February 1993 and has   manufacturer of abrasive
                                                            been the President of         grains)
                                                            Cinnamon Investments Ltd.
                                                            since 1981. Mr. Hodgson is
                                                            also a Director of M&T Bank
                                                            Corporation and Exolon-ESK
                                                            Company (a manufacturer of
                                                            abrasive grains).


James E. Traynor, 51...........  Director     Since May     Mr. Traynor is President of
1030 Assembly Drive                           29, 1998      Clear Springs Development
Fort Mill, South Carolina 29708                             Co, LLC (real estate
                                                            development). From 1979 to
                                                            1997 Mr. Traynor was Vice
                                                            President, Secretary and
                                                            Treasurer of the Company.

DOLLAR RANGE OF EQUITY SECURITIES

     The following table gives information regarding the dollar range of equity securities in the fund for the directors and nominees as of May 30, 2001.

                                                               DOLLAR RANGE OF
                                                              EQUITY SECURITIES
                NAME OF DIRECTOR OR NOMINEE                    IN THE FUND (1)
                ---------------------------                   -----------------
Brent D. Baird..............................................    over $100,000
Bruce C. Baird..............................................    over $100,000
Theodore E. Dann, Jr........................................  $10,001 - $50,000
Patrick W.E. Hodgson........................................    over $100,000
James E. Traynor............................................    over $100,000
H. Thomas Webb III..........................................    over $100,000

---------------

(1) Based on the sales price for a share of common stock of the Company on April 4, 2001 (the most recent trade date), which was $78.00.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that directors, officers and more than 10 percent shareholders of the Company file reports with the Securities and Exchange Commission within the first 10 days of the month following any purchase or sale of the Company's common stock. During 2000, no officer or director of the Company was late in filing a report under Section 16(a).

EXECUTIVE OFFICERS

     The following is a listing of the Company's executive officers:

                                                                   PRINCIPAL OCCUPATION AND
                                                                   BUSINESS EXPERIENCE FOR
               NAME AND POSITION                 AGE                     PAST 5 YEARS
               -----------------                 ---   ------------------------------------------------
Brent D. Baird.................................  62    See table under "Nominees."
Chairman of the Board of Directors, Director

H. Thomas Webb III.............................  53    See table under "Nominees."
President and Director

Bruce C. Baird.................................  55    See table under "Nominees."
Vice President, Secretary, Treasurer and
Director

     Brent D. Baird and Bruce C. Baird are brothers. No other directors or officers are related.

EXECUTIVE AND DIRECTORS' COMPENSATION

     Each director received compensation of $2,500 for each of the four meetings of directors attended in 2000 and $1,000 per Audit Committee meeting attended. The Chairman also receives a monthly salary of $1,500.

                                                             AGGREGATE           TOTAL COMPENSATION
                                                            COMPENSATION        FROM THE COMPANY PAID
                NAME OF PERSON, POSITION                  FROM THE COMPANY          TO DIRECTORS
                ------------------------                  ----------------      ---------------------
Brent D. Baird..........................................      $30,700(1)               $10,000

Chairman and Director
Bruce C. Baird..........................................      $10,000                  $10,000

Vice-President, Secretary, Treasurer and Director
H. Thomas Webb III (2)(3)...............................      $33,044(1)(4)            $10,000

President and Director
Theodore E. Dann, Jr. ..................................      $12,000                  $12,000

Director
Patrick W. E. Hodgson...................................      $12,000                  $12,000

Director
James E. Traynor (2)(3).................................      $12,000                  $12,000
Director

---------------

(1) This includes the Company's contribution to the named officer's Simplified Employee Pension plan ("SEP") as defined in the Internal Revenue Code of 1986, as amended. Pursuant to the SEP, the Company may make annual contributions not to exceed the lesser of $22,500 or 15 percent of the eligible person's total compensation. For 2000, this amount was $2,700 for Mr. Brent Baird and $3,006 for Mr. Webb. Estimated annual benefits upon retirement are not determinable. The plan is a defined contribution plan, not a defined benefit plan, and benefits received by the named officer will depend on a number of factors including the officer's investment choices and results and withdrawal amounts.
(2) On February 17, 1993, the Board of Directors adopted a compensation plan for Messrs. Webb and Traynor that directly links their pay to the Company's real estate profits (the "1993 Compensation Plan"). Effective January 1, 1998, Mr. Webb served without salary but will continue to receive an incentive payment pursuant to the 1993 Compensation Plan. Mr. Traynor will continue to receive payments pursuant to the 1993 Compensation Plan related to the Company's receipts from its real estate sales program initiated during Mr. Traynor's service as Vice-President of the Company. During 2000, neither Mr. Webb nor Mr. Traynor received any payments under the 1993 Compensation Plan.
(3) The Company had a non-qualified Deferred Compensation Plan, pursuant to which directors and officers of the Company, as designated by the Board of Directors, may elect to defer payment of certain amounts of their fees or salary. Messrs. Webb and Traynor have participated in the plan, accumulating $2,046,603 and $667,336, respectively. As of January 1, 1998, additional contributions are no longer allowed.
(4) On September 23, 1992, the Board of Directors adopted an incentive plan for Mr. Webb. Pursuant to the plan, Mr. Webb is to receive 3.5% from the sale of property held for investment in the Park Crossing community. During 2000, Mr. Webb received $20,038 relating to the sale of approximately five acres. No further payments are due under the plan.

MEETINGS AND COMMITTEES OF DIRECTORS

     There are two committees of directors. They are the Executive Committee and the Audit Committee. The Executive Committee is composed of Brent D. Baird, Patrick W.E. Hodgson and H. Thomas Webb III. Messrs. Baird and Webb are considered "interested persons" as defined in section 2(a)(19) of the Investment Company Act of 1940. The Executive Committee is charged with many of the duties and responsibilities of the Board of Directors between meetings of the Board. The Executive Committee did not meet during 2000. The Audit Committee is composed of Patrick W.E. Hodgson, Theodore E. Dann, Jr. and James E. Traynor. The Audit Committee is charged with the duty of reviewing and considering the auditors' fee estimates, billings and independence. The Audit Committee is available to the auditors during the audit and meets with the auditors after completion of the audit to review the financial statements of the Company, the auditors' assessment of the correctness and quality of the financial statements and the recommendations of the auditors on internal controls. The Audit Committee also reviews and oversees internal accounting policies and practices. The Audit Committee held two meetings during 2000.

     The directors do not maintain a nominating or compensation committee. The Board of Directors held four meetings during 2000. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and meetings held by all committees of the Board of Directors on which he served.

     Audit Committee Report. The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of three directors, Messrs. Dann, Hodgson and Traynor, each of whom is independent within the guidelines for independence established by the New York Stock Exchange. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter is attached to this Proxy Statement as Appendix A.

     Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with accounting principles generally accepted in the United States and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

     Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

                                          THE AUDIT COMMITTEE

                                          PATRICK W.E. HODGSON, CHAIR
                                          THEODORE E. DANN, JR.
                                          JAMES E. TRAYNOR

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has executed securities transactions through the brokerage firm of Trubee, Collins and Co., Inc. ("Trubee, Collins"), of which Brent D. Baird, Chairman of the Board and an affiliated person of the Company is a registered person. The total commissions paid by the Company to Trubee, Collins in the Company's last three years were $31,595, $22,555, and $45,693 for 2000, 1999 and 1998, respectively.

              PROPOSAL 2 -- INCENTIVE STOCK GRANT AND OPTION PLAN

INCENTIVE STOCK GRANT AND OPTION PLAN

     The Company's 1987 Incentive Stock Grant and Option Plan, as amended (the "Option Plan") authorized the issuance of up to 60,000 shares of the Company's common stock to Messrs. H. Thomas Webb III and James E. Traynor. The Option Plan was approved by vote of the Company's shareholders in 1988.

     Under the Option Plan, Messrs. Webb and Traynor received options to acquire 30,000 and 15,000 shares, respectively, (as adjusted for the Company's 1994 stock split). The exercise price is $12.75 per share as adjusted, and the options vested in equal 20% increments over five years, so that the total options awarded to Messrs. Webb and Traynor were fully vested in 1992. No options have been exercised. As indicated, the exercise price and the number of shares subject to option listed above have been adjusted for a 2-for-1 split of the Company's common stock in March 1994. The exercise price was equal to the fair market value of the Company's common stock on the date the options were granted. The options are non-qualified stock options under the Internal Revenue Code of 1986, as amended, which requires the option holders to recognize, upon exercise, taxable gain for income tax purposes equal to the excess of market value at date of exercise over the exercise price.

     When the Option Plan was adopted and approved, the Company was primarily a real estate development company. Messrs. Webb and Traynor were its principal operating and financial officers, with responsibility for all real estate development activities. The Company was then in the early stages of its largest real estate development, Providence Country Club, in the southern suburbs of Charlotte, North Carolina. The Option Plan was intended to encourage and reward the substantial effort which the Board believed would be required by Messrs. Webb and Traynor to create a successful development of Providence Country Club and the later-stage development of the Company's earlier Charlotte-area mixed-use community at Park Crossing. The developments were successfully completed, notwithstanding that a general real estate recession in the late 1980's and early 1990's adversely affected many institutional real estate lenders and restricted the financing available to professional home builders which were the primary buyers of the Company's development lots. The Company and its shareholders have greatly benefitted from the success of Providence Country Club and the later-stage development of Park Crossing.

     Under the general corporate laws then applicable to the Company, the options granted to Messrs. Webb and Traynor gave them rights to exercise the options according to the terms of the Option Plan without further consent of the Company, the shareholders (who had given their consent in 1988) or any other entity.

     However, in 1995 the Company registered with the Securities and Exchange Commission as a closed-end investment company, having determined not to initiate any future real estate development projects, but to make new investments primarily in investment securities. As an investment company, the Company is subject to the provisions of the Investment Company Act of 1940, a federal law.
Section 23(b) of the Investment Company Act of 1940 prohibits a closed-end investment company from selling its common stock below net asset value, subject to certain exceptions. One of the exceptions which could permit such a sale is if a majority of the Company's common shareholders consent to the sale. Another exception would permit a sale under such circumstances as the Securities and Exchange Commission may permit by rules and regulations or orders for the protection of investors. Other exceptions involve transactions not applicable to our situation.

     Because of the substantial appreciation in the value of the Company's common stock, the exercise of the options at $12.75 per share will be dilutive to the existing shareholders of the Company. The net asset value of the Company's stock at December 31, 2000, as reported in the Consolidated Statement of Assets and Liabilities at December 31, 2000, was $95.48 per share. This value adjusts for the effect of the full exercise of the 45,000 outstanding options by Messrs. Webb and Traynor. If none of the options would be exercised, net asset value per share at December 31, 2000 would have been $99.36. The dilutive effect of the options is set forth in the table below.

     Net asset value per share should not be confused with the market price at which the Company's common stock sells on the Boston Stock Exchange. The market price as reported by the Boston Stock Exchange has consistently been less than the net asset value of the Company's common stock. On December 29, 2000, the nearest date to December 31, 2000, for any transaction in the Company's stock as reported on the Boston Stock Exchange, the reported price was $74.00 per share. As of the date of this Proxy Statement, the last reported transaction on the Boston Stock Exchange occurred on April 4, 2001; the reported sales price was $78.00 per share.

                   EFFECT OF OPTIONS EXERCISE ON SHARE VALUES
           Note: All asset values and market prices of Company Stock
                  as of 12/31/2000 unless otherwise indicated

  a.    Exercise price per share....................................  $    12.75
  b.    Net asset value per share if no options would be
        exercised...................................................  $    99.36
  c.    Net asset value per share if all options were exercised.....  $    95.48
  d.    Reduction in net value per share if all options were
        exercised (c-d).............................................  $     3.88
  e.    Market price of common stock as of most recent transaction
        on the Boston Stock Exchange (4/4/2001).....................  $    78.00
  f.    Excess of market price over exercise price (e-a)............  $    65.25
  g.    If all options were exercised:
        (1) Total exercise price....................................  $  573,750
        (2) Excess of net asset value of acquired shares over total exercise price..........................................  $3,722,850
        (3) Excess of market value of shares at 4/4/2001 market
            price over total exercise price.........................  $2,936,250

     The Company has no other outstanding options, commitments or understandings to issue its common stock.

     The directors strongly believe that the decision of the Company to become an investment company in 1995 should not prevent Messrs. Webb and Traynor from realizing the value of the valid Company commitments made to them when the Company was primarily a real estate development company and not subject to the special restrictions imposed upon closed-end investment companies.

     This proposal requires the approval of holders of a majority of the outstanding shares. Under the provisions applicable to investment companies, a vote of the majority of the outstanding shares means the lesser of (a) 67 per centum or more of the shares present at the Meeting, if the holders of more than 50 per centum of the outstanding shares are present in person or represented by proxy, or (b) more than 50 per centum of the outstanding shares of the Company.

     The Board of Directors recommends, with Messrs. Webb and Traynor abstaining, that shareholders vote FOR the proposal to authorize it to issue shares to Messrs. Webb and Traynor in exercise of their respective options to acquire the Company's common stock at a price of $12.75 per share.

                  PROPOSAL 3 -- RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors recommends that the shareholders ratify the appointment of KPMG LLP as independent public accountants for the Company for the current year. A representative of KPMG LLP will be available via telephone during the Meeting and, if so desired, will have an opportunity to make a statement. The representative will be able to respond to appropriate questions.

     Approval of the proposal to ratify the selection of KPMG LLP as the Company's independent public accountants for the current year requires a favorable vote of a majority of the outstanding shares. As explained above with respect to Proposal 2, the required majority vote is the lesser of (a) 67 per centum or more of the shares present at the Meeting, if the holders of more than 50 per centum of the outstanding shares are present in person or represented by proxy, or (b) more than 50 per centum of the outstanding shares of the Company.

     The Board of Directors recommends that stockholders vote FOR the proposal to ratify the selection of KPMG LLP as independent public accountants for the current year.

                          PROPOSAL 4 -- OTHER MATTERS

     The Board of Directors does not know of any business which will be presented at the meeting other than the matters specifically set forth in the Notice of Meeting. If any other matters are properly presented to the Meeting for action, it is intended that the persons named in the accompanying Form of Proxy and acting thereunder will vote in accordance with their best judgment of such matters.

                             AUDIT AND RELATED FEES

     Set forth below is information relating to the aggregate KPMG LLP fees for professional services rendered for the fiscal year ended December 31, 2000.

     Audit Fees. The aggregate KPMG LLP fees for all professional services rendered in connection with the audit of our consolidated financial statements for the fiscal year ended December 31, 2000, and for the review of the unaudited consolidated financial statements included in our Semiannual Report to Shareholders for that fiscal year were $30,750.

     Financial Information Systems Design and Implementation Fees. The aggregate KPMG LLP fees for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000 was zero.

     All Other Fees. The aggregate KPMG LLP fees for professional services rendered to us, other than the services described above under "Audit Fees", for the fiscal year ended December 31, 2000, were $43,475. These primarily consist of fees for tax related matters.

     The Audit Committee of the Board has considered whether provision of the services described above is compatible with maintaining the independent accountants' independence and has determined that those services have not adversely affected KPMG LLP's independence.

                             SHAREHOLDER PROPOSALS

PROPOSALS IN THE COMPANY'S PROXY STATEMENT

     Shareholders having proposals which they desire to present at next year's annual meeting should, if they desire that such proposals be included in the Board of Directors' proxy and proxy statement relating to such meeting, submit such proposals in time to be received by the Company at its principal executive office in Charlotte, North Carolina, not later than December 10, 2001. (The Company anticipates that the date of its annual meeting in 2002 will be more than 30 days earlier than the date of the annual meeting to be held in 2001.) To be so included, all such submissions must comply with the requirements set forth in Rule 14a-8 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. The Board of Directors directs the close attention of interested shareholders to such rule.

PROPOSALS TO BE INTRODUCED AT THE MEETING BUT NOT INTENDED TO BE INCLUDED IN THE COMPANY'S PROXY MATERIAL

     For any stockholder proposal to be presented in connection with the 2002 Annual Meeting of Shareholders, including any proposal relating to the nomination of a director to be elected to the Board of Directors of the Company, a shareholder must give timely written notice thereof in writing to the Company. To be timely, a shareholder's notice must be delivered to the Company not later than May 9, 2002. This notice date reflects the Company's intention to hold its 2002 Annual Meeting more than 30 days earlier than the date of the 2001 Annual Meeting.

     SHAREHOLDERS ARE URGED TO SIGN THE ENCLOSED FORM OF PROXY SOLICITED ON BEHALF OF THE DIRECTORS AND RETURN IT AT ONCE IN THE ENVELOPE ENCLOSED FOR THAT PURPOSE. PROXIES WILL BE VOTED IN ACCORDANCE WITH THE SHAREHOLDERS' DIRECTION.

                                          By Order of the Directors

                                          Cynthia J. Raby
                                          Assistant Secretary

Charlotte, North Carolina

                                                                      APPENDIX A

                         FIRST CAROLINA INVESTORS, INC.

                            AUDIT COMMITTEE CHARTER

     The primary responsibilities of the Audit Committee of the Board of Directors are to:

     - Monitor the Corporation's financial reporting process and internal control system.

     - Monitor the audit processes of the Corporation's independent accountants.

     - Provide an open avenue of communication among the Corporation's independent accountants, financial and senior management and the Board of Directors.

     The Audit Committee shall consist entirely of independent directors. Each member shall be free of any relationship that, in the judgment of the Board of Directors, would interfere with the exercise of his or her independent judgment.

     In fulfilling its responsibilities, the Committee shall:

      1. Review this Charter on an annual basis and update it as conditions dictate.

      2. Review with management the Corporation's annual financial statements, including significant changes in accounting principles or their application.

      3. Review with the independent accountants their audit report on the annual financial statements, including the application of the Corporation's accounting principles; and discuss with the independent accountants and management their judgment as to the quality of the Corporation's accounting principles.

      4. Based on the Committee's review and discussion of the Corporation's semi-annual and annual financial statements with management and the independent accountants, recommend to the Board that the semi-annual and annual financial statements be included in the Corporation's semi-annual and Annual Report to Shareholders.

      5. With respect to the independent accounts audit of the Corporation's annual financial statements and review of its semi-annual financial statements, discuss with the independent accountants those matters described in Statement on Auditing Standards 61, as amended from time to time.

      6. Review the audit plans and activities of the independent accountants.

      7. Recommend to the Board the selection or replacement of the independent accountants, taking into consideration independence and effectiveness. As part of such process, obtain from such accountants, and discuss with them, the disclosures regarding independence required by Independence Standards Board Standard No. 1, as amended or supplemented from time to time.

      8. Approve the fees paid to the independent accountants with respect to all services.

      9. Review with management and the independent accountants the adequacy of the Corporation's internal controls and management's responses with respect to recommendations for internal control improvements.

     10. Review with the independent accountants the results of their review of officers' expense accounts and use of corporate assets.

     11. Meet with the independent accountants in separate executive sessions to discuss any matters which the Committee or the independent accountants believe should be discussed privately with the Committee.

     12. Report Committee actions to the Board of Directors, with such recommendations as the Committee deems appropriate.

     13. Report to stockholders in the Corporation's annual proxy statement on those matters required by Securities and Exchange Commissions Rules.

     14. Conduct or authorize investigations into any matter within the Committee's scope of responsibilities.

     15. Consider such other matters with respect to the Corporation's financial affairs, internal controls and the external audits as the Committee may deem advisable.

                         FIRST CAROLINA INVESTORS, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF SHAREHOLDERS
                           JULY 25, 2001 AT 1:30 P.M.

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of First Carolina Investors, Inc. (the "Company"), a Delaware corporation, hereby constitutes and appoints PATRICK W.E. HODGSON and BRUCE C. BAIRD or either of them, each with full powers of substitution, as attorneys and proxies for and on behalf of the undersigned, to act for and vote all of the shares of common stock of the Company held or owned by the undersigned or standing in the name of the undersigned, at the Annual Meeting of Shareholders to be held at the Quality Inn (Airport), 4217 Genesee Street, Buffalo, New York, on July 25, 2001 at 1:30 p.m., or any adjournment thereof, on the following matters:

Item 1. ELECTION OF DIRECTORS:

      Brent D. Baird     Bruce C. Baird    Theodore E. Dann, Jr.    Patrick W.E.
        Hodgson                James E. Traynor               H. Thomas Webb III

         [ ] FOR all nominees listed above (except as indicated below)         [
        ] WITHHOLD AUTHORITY to vote for all nominees listed above.

(INSTRUCTION: To withhold authority to vote for an individual nominee, write that nominee's name in the space provided below):

--------------------------------------------------------------------------------

Item 2. To approve the proposal authorizing the Company to issue shares to Messrs. Webb and Traynor on the exercise of their stock options for shares of common stock of the Company.

              [ ] FOR           [ ] AGAINST           [ ] ABSTAIN

Item 3. To ratify the appointment of KPMG LLP as the Company's independent public accountants for the current year.

              [ ] FOR           [ ] AGAINST           [ ] ABSTAIN
                                                          (Continued on reverse)

   PLEASE MARK, SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                               (SEE REVERSE SIDE)

(Continued from other side)

Item 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

    This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3 and will be voted in the discretion of the Proxies named herein with respect to any matters referred to in 4 below. You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors recommendations. The Proxies cannot vote your shares unless you sign and return this card.

The undersigned hereby acknowledges receipt of the Notice of the 2001 Annual Meeting of Shareholders and the Proxy Statement furnished herewith.

                                             Dated:

                                           ----------------------------------- ,
                                             2001

                                             -----------------------------------
                                                          Signature

                                             -----------------------------------
                                                 Signature (if held jointly)

                                             Please sign exactly as name appears
                                             on stock records. When shares are
                                             held by joint tenants both should
                                             sign. When signing as attorney,
                                             executor, administrator, trustee or
                                             guardian, please give full title as
                                             such. If a corporation, please sign
                                             in full corporate name by president
                                             or other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.